Exhibit 10.1

AMENDMENT NO. 3 TO REGISTRATION RIGHTS AGREEMENT

This amendment (“Amendment”) is dated as of August 1, 2023 and amends the Registration Rights Agreement, dated as August 11, 2022 by and among ENDI Corp., a Delaware corporation (the “Company”), and Cohanzick Management, LLC, a Delaware limited liability company (the “CBA Member”), and the undersigned parties listed under Holder on the signature page thereto (each such party, a “Holder” and collectively, the “Holders”), as amended by that certain Amendment to Registration Rights Agreement dated August 31, 2022 and that certain Amendment No. 2 to Registration Rights Agreement dated May 1, 2023 (as amended, the “Registration Rights Agreement”).

RECITALS

A. WHEREAS, the Company, the CBA Member and certain Holders entered into the Registration Rights Agreement on August 11, 2022 and such Registration Rights Agreement was amended on August 31, 2022 and again on May 1, 2023.

B. WHEREAS, the Company, the CBA Member and certain Holders desire to extend the filing date of the Registration Statement for a Shelf Registration from “on or before August 1, 2023” to “on or before March 31, 2024”.

C. WHEREAS, pursuant to 5.6 of the Registration Rights Agreement, upon the written consent of (a) the Company and (b) the holders of a majority of the total Registrable Securities (on an as converted to Common Stock basis), compliance with any of the provisions, covenants and conditions set forth in the Registration Rights Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified.

D. WHEREAS, the CBA Member and Holders signatory to this Amendment hold at least a majority of the total Registrable Securities.

E. WHEREAS, all capitalized terms used herein and not defined shall have the meanings set forth in the Registration Rights Agreement.

AGREEMENT

NOW, THEREFORE, the parties hereto hereby covenant and agree to be bound as follows:

(1) Amendment. The first sentence in Section 2.3.1 of the Registration Rights Agreement, is hereby amended and replaced in its entirety to read as follows:

“On or before March 31, 2024, the Company shall submit to or file with the Commission a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf”) or a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”), if the Company is then eligible to use a Form S-3 Shelf, in each case, covering the resale of all the Registrable Securities (determined as of two (2) business days prior to such submission or filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Shelf declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the sixtieth (60th) calendar day (or ninetieth (90th) calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following Closing and (b) the tenth (10th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”); provided, however, that if such Effectiveness Deadlines falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadlines shall be extended to the business day on which the Commission is open for business.”

(2) Acknowledgement. The parties acknowledge that except for the amendment expressly set forth in this Amendment, all other terms and conditions of the Registration Rights Agreement shall be unaffected hereby and remain in full force and effect.

(3) Miscellanous.

(a) This Amendment may be executed in multiple counterparts (including PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

(b) To the extent that any provision of the Registration Rights Agreement needs to be waived or amended in order to allow the amendment made herein to be effective, such provisions are hereby waived and/or amended to the extent necessary to allow for the amendment made herein to be effective.

(c) This Amendment and all disputes or controversies arising out of or relating to this Amendment or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

(d) On or after the date of this Amendment, each reference in the Registration Rights Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Registration Rights Agreement shall mean and be a reference to the Agreement as amended by this Amendment, and this Amendment shall be deemed to be a part of the Registration Rights Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

ENDI CORP.

By:	/s/ Alea Kleinhammer
Name:	Alea Kleinhammer
Title:	Chief Financial Officer

Confirmed and Agreed:

Cohanzick Management, LLC

By:	/s/ David Sherman
Name:	David K. Sherman
Title:	Managing Member

/s/ David Sherman
David Sherman

/s/ Steven Kiel
Steven Kiel

Arquitos Capital Offshore Master, Ltd.

By:	/s/ Steven Kiel
Name:	Steven Kiel
Title:	Authorized Signor